                                                                      EXHIBIT 21

MARRIOTT INTERNATIONAL, INC.
DOMESTIC SUBSIDIARIES
STATE OF INCORPORATION

     State : Arizona
         Camelback Country Club, Inc. (d/b/a Camelback Golf Club)

     State : California
         Rancho San Antonio Retirement Services, Inc., A non-profit Corporation

     State : Colorado
         Senior Living of Denver, LLC

     State : Delaware
         Aeropuerto Shareholder, Inc.
         BG Operations, Inc.

         Big Boy Properties, Inc.
         Brooklyn Hotel Services, Inc.
         CBM Annex, Inc.
         CR14 Tenant Corporation
         CR9 Tenant Corporation
         CRTM17 Tenant Corporation
         CTYD III Corporation
         Camelback Properties Inn, Inc.

         Capitol Employment Services, Inc.
         Capitol Hotel Services, Inc.
         Charleston Marriott, Inc.
         Chicago Hotel Services, Inc.
         Corporate General, Inc.
         Courtyard Annex, Inc.
         Courtyard Annex, L.L.C.
         Courtyard Management Corporation

         Customer Survey Associates, Inc.
         Desert Springs Real Estate Corporation
         Detroit CY Inc.
         Detroit Hotel Services, Inc.
         Detroit MHS, Inc.
         East Side Hotel Services, Inc.
         Essex House Condominium Corporation
         Fairfield FMC Corporation

         Forum Group II, Inc.
         Forum Group Payroll, Inc.
         Forum-NGH, Inc.
         Franchise System Holdings, Inc.
         Hearthside Operations, Inc.
         Hearthside of Crete, Inc.
         Hearthside of Tinley Park, Inc.
         HomeSolutions by Marriott, Inc.

         Host Restaurants, Inc.
         Hunt Valley Courtyard, Inc.
         LAX Properties, LLC
         LLB C - HOTEL, L.L.C.

         LLB F - INN, L.L.C.
         LLB F-Suites, L.L.C.
         MC Logding Investment Opportunities, Inc.
         MI Hotels (Virgin Islands), Inc.

         MI Member, LLC
         MI Subsidary I, Inc.
         MORI Residences, Inc.
         MORI SPC Corp.


     State : Delaware
         MRC I Funding Corporation
         MSLS Investments 12, Inc.
         MSLS Investments 16, Inc.
         MSLS Investments 17, Inc.
         MSLS Investments 18, Inc.
         MSLS Investments 19, Inc.
         MSLS Investments 20, Inc.

         MSLS-MapleRidge, Inc.
         MTMG Corporation
         MarketPlace by Marriott, L.L.C.
         Marketplace By Marriott, Inc.
         Marriott Braselton Corporation
         Marriott College Food Services, Inc.
         Marriott Continuing Care, Inc.
         Marriott Distribution Services, Inc.

         Marriott Hotel Plano, L.L.C.
         Marriott Hotel Services, Inc.
         Marriott Hotels of Panama, Inc.
         Marriott Hurghada Management, Inc.
         Marriott Information Services, Inc.
         Marriott International Administrative Services, Inc.
         Marriott International Capital Corporation
         Marriott International Design & Construction Services, Inc.

         Marriott International JBS Corporation
         Marriott International, Inc.
         Marriott Kauai Ownership Resorts, Inc.
         Marriott Kauai, Inc.
         Marriott Lincolnshire Theatre Corporation
         Marriott Market Street Hotel, Inc.
         Marriott Mirage City Management, Inc.
         Marriott Overseas Company, L.L.C.

         Marriott Overseas Owners Services Corporation
         Marriott Ownership Resorts, Inc.
         Marriott P.R. Management Corporation
         Marriott Payroll Services, Inc.
         Marriott Ranch Properties, Inc.
         Marriott Resort at Seaview, Inc.
         Marriott Resorts Sales Company, Inc.
         Marriott Resorts, Travel Company, Inc.

         Marriott Rewards, Inc.

         Marriott SLS Investments 10, Inc.
         Marriott Senior Living Services, Inc.
         Marriott Sharm El Sheikh Management, Inc.
         Marriott U.K. Holdings, Ltd.
         Marriott Vacation Properties of Florida, Inc.
         Marriott Wardman Park Investment, Inc.
         Marriott Worldwide Management, Inc.

         Marriott Worldwide Payroll Corp.
         Marriott Worldwide Sales and Marketing, Inc.
         Marriott's Desert Springs Development Corporation
         Marriott's Greenbelt Hotel Services, Inc.
         Meridian-Indianapolis, L.L.C.
         Mid-Atlantic Specialty Restaurants, Inc.
         Musicians, Inc.
         Nashville Airport Hotel, LLC


     State : Delaware
         New York Retirement Properties, Inc.
         North Drury Lane Productions, Inc.
         Osage Beach Hotel, LLC
         Potomac Advertising, Inc.
         RC Marriott II, Inc.
         RC Marriott III, Inc.
         RC Marriott, Inc.

         RC-UK, Inc.
         RHG Finance Corporation
         RHG Investments, Inc.
         RHHI Acquisition Corp.
         RHHI Investment Corp.
         RHOC (Canada), Inc.
         RHOC (Mexico), Inc.
         RINA (International) Inc.

         ROCK Partners, L.L.C.
         Ramada Franchise Systems (Caribbean), Inc.
         Ramada Garni Franchise Systems, Inc.
         Renaissance Florida Hotel, Inc.
         Renaissance Hotel Holdings, Inc.
         Renaissance Hotel Operating Company
         Renaissance International, Inc.
         Renaissance Reservations, Inc.

         Renaissance Services, Inc.
         Residence Inn by Marriott, Inc.
         Ritz-Carlton (Virgin Islands), Inc.
         Rock Lynnwood/Snohomish GenPar, Inc.
         SC Orlando, L.L.C.
         SHC Eastside II, L.L.C.
         Schaumberg/Oakbrook Marriott Hotels, Inc.
         Shady Grove Courtyard, Inc.

         Springhill SMC Corporation
         St. Louis Airport Hotel, LLC
         Staffing Services, Inc.

         The Ritz-Carlton Hotel Company of Puerto Rico, Inc.
         The Ritz-Carlton Hotel Company, L.L.C.
         TownePlace Management Corporation
         West Street Hotels, Inc.
         Weststock Corporation

     State : Florida

         Marriott Resorts Title Company, Inc.
         Redi-Medical Alert, Inc.

     State : Georgia
         The Dining Room Corporation

     State : Hawaii
         F. L. Insurance Corporation

     State : Indiana
         Excepticon of Indiana, Inc.
         Forum Cupertino Lifecare, Inc.

         Forum Lifecare, Inc.
         National Guest Homes,  LLC


     State : Kansas
         Kansas Hospitality Services, Inc.

     State : Maryland
         Columbia Courtyard, Inc.
         MHS Realty Sales, Inc.
         MII Conference Center, Inc.
         Marriott International Hotels Inc.
         Marriott Worldwide Corporation

         VCS, Inc.
         Vanguard Charles Street, LLC

     State : Nevada
         MI Hotels of Las Vegas, Inc.

     State : South Carolina
         Marriott Resorts Hospitality Corporation

     State : Texas
         Dalrich Club (a non-profit corporation)
         Hospitality International, Inc.
         Hospitality Services, Inc.

         Inn Club, a Non-Profit Corp.
         MHSI Conference Centers of Texas, Inc.
         Marriott Claims Services Corporation
         The Finish Line Club,  A Texas non-profit corporation
         The Fossil Creek Club No. 1
         The Gazebo Club
         The Hearthroom Club
         The Legacy Park Club (Non-Profit)

         The Plano Club (Non-Profit)
         WinBeer, Inc.

     State : Utah
         Gambits A Nonprofit Corporation (Incorporated Club)

     State : Virginia
         Marriott Senior Living Insurance Services, Inc.

     State : West Virginia
         West Virginia Marriott Hotels, Inc.

MARRIOTT INTERNATIONAL, INC.
DOMESTIC SUBSIDIARIES
ASSUMED NAMES

     Corporation :   CTYD III Corporation

     State            Assumed Name
     CA              Courtyard by Marriott
     FL              Courtyard by Marriott
     IL              Courtyard by Marriott
     IN              Courtyard by Marriott
     KY              Courtyard by Marriott
     MD              Courtyard by Marriott
     NJ              Courtyard by Marriott
     NM              Courtyard by Marriott
     NV              Courtyard by Marriott
     WA              Courtyard by Marriott

     Corporation :   Courtyard Management Corporation

     State            Assumed Name
     AR              Little Rock CbM
     AZ              Phoenix Mesa CbM, Camelback CbM, Phoenix Airport CbM,
                     Scottsdale CbM, Tuscon CbM
     AZ              Phoexnix MetroCenter CbM
     CA              Courtyard by Marriott
     CA
                     Pleasant Hills Courtyard
     CO              Denver Airport CbM, Boulder CbM, Denver SE CbM
     CT              Norwalk CbM, Hartford CbM
     DE              Wilmington CbM, (1102 West Street & 48 Geofry Drive)
     FL              Courtyard by Marriott
     GA              Executive Park CbM, Roswell CbM, Atlanta Perimeter CbM,
                     Atlanta Airport CbM, Midtown CbM
     GA              Macon CbM, Atlanta Delk Road CbM, Agusta CbM
     GA              Peachtree Corners CbM, Atlanta Airport South CbM
     GA              Peachtree-Dunwoody CbM, Cumberland Center CbM, Gwinnett
                     Mall CbM, Jimmy Carter CbM
     GA              Savannah CbM, Columbus CbM
     GA              Windy Hill CbM, Northlake CbM, Atlanta Airport South CbM,
                     Atlanta Preimeter CbM, Atlanta Airport CbM
     IA              Des Moines/Clive CbM, Quad Cities CbM
     IL              Arlington Heights CbM, Arlington Heights South CbM,
                     Chicago/Deerfield CbM, Chicago Downtown CbM
     IL              Chicago-Highland Park CbM, Chicago/Lincolnshire CbM,
                     Glenview CbM, Naperville CbM
     IL              Oakbrook Terrace CbM, O'Hare CbM, Rockford CbM, Waukegan
                     CbM, Wood Dale CbM
     IN              Courtyard by Marriott
     KY
                     Courtyard by Marriott
     LA              Baton Rouge CbM
     MA              Lowell CbM, Stoughton CbM, Milford CbM
     MD              Courtyard by Marriott
     MI              Dearborn CbM, Detroit Airport CbM, Livonia CbM, Warren
                     CbM, Southfield CbM, Troy CbM
     MI              Detriot/Novi CbM

     MI              Southfield CbM, Livonia CbM, Warren CbM, Detroit Airport
                     CbM, Dearborn CbM, Auburn Hills CbM
     MI              Troy CbM, Auburn Hills CbM
     MN              Eden Prairie CbM, Medota Heights CbM
     MO              Creve Coeur CbM
     MO              Earth City CBM
     MO              Kansas City Airport CbM, St. Louis-Westport CbM
     MO              St. Louis CbM, South Kansas City CbM
     NC              Charlotte Arrowood CbM

     Corporation :   Courtyard Management Corporation

     State            Assumed Name
     NC              Charlotte South Park CbM, Charlotte University CbM
     NC              Fayetteville CbM, Greensboro CbM
     NC              Raleigh Airport CbM, Raleigh-Cary Cbm, Raleigh CbM
     NJ              Courtyard by Marriott
     NM              Courtyard by Marriott
     NV              Courtyard by Marriott
     NY              Fishkill CbM, Poughkeepsie CbM, Rochester CbM, Rye CbM,
                     Syracuse CbM, Tarrytown CbM
     OH              Blue Ash CbM, Dayton Mall CbM, Toledo CbM, Worthington CbM
     OK              Oklahoma City CbM
     OR              Portland CbM
     PA              Pittsburg CbM
     PA              Willow Grove CbM, Pittsburgh CbM, Devon CbM, Valley Forge
                     CbM, Philadelphia CbM
     RI
                     Middletown CbM
     SC              Columbia NW CbM
     TN              Nashville Airport CbM, Park Avenue, Memphis CbM, Memphis
                     Airport CbM, Chattanooga CbM, Brentwood CbM
     TX              DFW Courtyard North
     TX              Las Colinas CbM, Dallas North Park CbM, Arlington CbM, San
                     Antonio CbM
     TX              Plano CbM, Fort Worth CbM, Dallas Northeast CbM, Dallas
                     Stemmons CbM
     TX              San Antonio Airport CbM, San Antonio Medical Center CbM,
                     Bedford CbM, Addison CbM, LBJ @ Josey CbM
     VA              Brookfield CbM
     VA              Dulles South CbM, Rosslyn CbM
     VA              Fairoaks CbM
     VA              Herndon CbM,
     VA              Manassas CbM, Charlottesville CbM
     VA              Richmond Innsbrook CbM (Henrico County)
     WA              Courtyard by Marriott

     Corporation :   Detroit Hotel Services, Inc.

     State            Assumed Name
     MI              Detroit Marriott at Renaissance Center  - PENDING

     Corporation :   Detroit MHS, Inc.

     State            Assumed Name
     MI              Detroit Marriott At Renaissance Center

     Corporation :   Fairfield FMC Corporation

     State            Assumed Name
     AZ              Scottsdale FIbM (Fairfield Inn by Marriott), Phoenix FIbM,
                     Flagstaff FIbM
     CA              Anaheim Fairfield Inn
     CA              Buena Park FIbM, Placentia FIbM, Rancho Cordova FIbM,
                     Ontario FIbM
     CT              Hartford Airport FIbM (Windsor/Windsor Lock)
     DE              Wilmington FIbM
     FL              ainesville FIbM, Miami West FbM, Orlando International
                     Drive FbM, Orlando South FbM, Winter Park FbM
     GA              Atlanta Gwinnett Mall FIbM, Atlanta Northlake FIbM
     IA
                     Cedar Rapids FIbM, Des Moines FIbM

     Corporation :   Fairfield FMC Corporation

     State            Assumed Name
     IL              Bloomington/Normal FbM, Chicago Lansing FbM, Glenview FbM,
                     Peoria FbM, Rockford FbM, Willowbrook FbM
     IN              Fort Wayne FIbM
     IN              Indianapolis Castleton FIbM, Indianapolis Castelton FIbM,
                     Indianapolis College Park FIbM
     KY              Florence FIbM, Louisville East FIbM
     ME              Portland FIbM
     MI              Detroit Airport FIbM, Detroit Madison FIbM, Detroit West
                     FIbM, Detroit Warren FIbM, Kalmazoo FIbM
     MO              St. Louis Hazelwood FIbM
     NC              Charlotte Airport FIbM, Charlotte Northeast FIbM
     NC              Greensboro Highpoint FIbM, Durham FIbM
     NC              Rocky Mount FIbM, Fayetteville FIbM, Raleigh Northeast
                     FIbM, Wilmington FIbM
     NH              Merrimack Fairfield FIbM
     NV              Las Vegas FIbM
     NY
                     Lancaster FIbM, Syracuse FIbM
     OH              Akron FIbM, Cincinnati Sharonville FIbM, Cleveland Brook
                     Park FIbM, Cleveland Willoughby FIbM
     OH              Columbus North & West FIbM, Dayton FIbM, Toledo Holland
                     FIbM
     PA              Pittsburgh/Warrendale FIbM, Harrisburg West FIbM
     SC              Greenville FIbM, Hilton Head FIbM
     TN              Johnson City FIbM, Jackson FIbM, Chattanooga FIbM
     TX              Arlington Fairfield Suites
     VT              Burlington Colchester FIbM
     WI              Milwaukee FIbM, Madison FIbM

     Corporation :   Forum-NGH, Inc.

     State            Assumed Name
     AL              Galleria Oaks Guest Home
     AZ              Village Oaks at Glendale
     FL              Village Oaks at Melbourne  (Reg. No. G98300900080)
     FL              Village Oaks at Orange Park

     FL              Village Oaks at Southpoint
     IN              Village Oaks at Fort Wayne
     IN              Village Oaks at Greenwood
     NV              VIllage Oaks at Las Vegas
     TX              VIllage Oaks at Cielo Vista, NGH/Marriott
     TX
                     Village Oaks at Farmers Branch
     TX              Village Oaks at Hollywood Park
     Corporation :   MI Hotels of Las Vegas, Inc.

     State            Assumed Name
     NV              Courtyard by Marriott, Residence Inn by Marriott, Las
                     Vegas Marriott Suites
     NV
                     Residence Inn by Marriott
     Corporation :   Marriott Continuing Care, Inc.

     State            Assumed Name
     FL              Calusa Harbor

     Corporation :   Marriott Hotel Services, Inc.

     State            Assumed Name
     AZ              Marriott Camelback Inn Resort
     CA              Anaheim Marriott Hotel, Los Angeles Airport Marriott,
                     Newport Beach Marriott Hotel
     CA              Marriott's Desert Springs Resort and Spa
     CA              Marrott's Rancho Las Palmas Resort
     CA              Napa Valley Marriott Hotel
     CA              Rancho Las Palmas Marriott Resort, Warner Center Marriott
                     Hotel
     CO              Denver West Marriott Hotel
     CT              Stamford Marriott Hotel (Stamford & Rocky Hill)
     FL              Fort Lauderdale Marina, Tampa Airport
     FL              Miami International Airport Marriott
     GA              Atlanta Norcross Marriott Hotel
     GA              Atlanta Perimeter Center Hotel
     IL
                     Chicago Deerfield Marriott Suites, Chicago Marriott
                     Downtown Hotel, Chicago Marriott Oakbrook Hotel
     IL              Lincolnshire Catering
     MA              Marriott Long Wharf
     MD              Bethesda Marriott Hotel, Washington Gaithersburg Marriott
                     Hotel
     MI              Detroit Romulus Marriott Hotel, Detroit Metro Airport
                     Marriott Hotel
     MN              Minneapolis City Center Marriott Hotel
     MO              St. Louis Pavilion Marriott Hotel, St. Louis Airport
                     Marriott, Kansas City Airport Marriott
     MO              Tan-Tar-A Marriott Resort
     NH              Nashua Marriott Hotel
     NJ              Glenpoint Marriott Hotel, Princeton Marriott Hotel,
                     Somerset Marriott Hotel
     NJ              Hanover Marriott Hotel
     NJ              Park Ridge Marriott Hotel, Newark Airport Marriott Hotel,
                     Marriott's Seaview Golf Resort

     NY              Long Island Marriott Hotel, Westchester Marriott Hotel
     OK              Oklahoma City Marriott Hotel
     OR              Portland Marriott Hotel
     PA              Philadelphia Airport Marriott Hotel
     PA
                     Philadelphia Marriott Hotel
     TN              Nashville Airport Marriott Hotel
     TX              Dallas Marriott Quorum, Houston Airport Marriott
     VA              Crystal City Marriott Hotel
     VA              Marriott's Westfields Conference Center
     VA              Westfield's Marriott

     Corporation :   Marriott International, Inc.

     State            Assumed Name
     AZ              Mountain Shadows Resort, Mountain Shadows,  Marriott's
                     Mountain Shadows Resort
     CA              Irvine Marriott Hotel
     CA              La Jolla Marriott Hotel
     CA              Los Angeles Airport Marriott
     CA              San Diego Marriott Hotel Marina
     IL              Chicago Marriott O'Hare
     MI              Courtyard by Marriott, Fairfield Inn
     NY              Laguardia Marriott
     NY              Marriott's Wind Watch Hotel and Golf Club, Long Island
                     Marriott Hotel and Conference Center

     Corporation :   Marriott International, Inc.

     State            Assumed Name
     NY              New York Marriott East Side
     NY              New York Marriott Financial Center Hotel
     NY              New York Marriott Marquis Hotel
     NY              Westchester Marriott, New York Marriott Marquis
     OH              Fairfield Inn
     TN              Fairfield Inn           12/18/03  renew date
     VA              HomeSolutions By Marriott , Inc.

     Corporation :   Marriott Kauai Ownership Resorts, Inc.

     State            Assumed Name
     CA              (MVCI) Orange County
     CA              Marriott Vacation Club International (MVCI)
     CO              MVCI
     HI              MVCI - Registration Number: 223458
     NY              MVCI
     TX              MVCI
     UT              MVCI

     Corporation :   Marriott Ownership Resorts, Inc.

     State            Assumed Name
     AL              Marriott Vacation Club International (MVCI)
     CA              MVCI
     CO              MVCI
     CT

                     MVCI
     DE              MVCI
     FL              Faldo Golf Institute by Marriott
     FL              MVCI
     GA              MVCI
     IL              MVCI
     KY              MVCI
     MA              MVCI
     MD              MVCI
     MN              MVCI
     NC              MVCI
     NH              MVCI
     NJ              MVCI
     NV              MVCI
     NY              MVCI
     OH              MVCI
     OR
                     MVCI
     RI              MVCI
     SC              MVCI
     TX              MVCI
     UT              MVCI
     VA              MVCI
     WA              MVCI

     Corporation :   Marriott Resorts Hospitality Corporation

     State            Assumed Name
     CA              Marriott Vacation Club International (MVCI)
     CO              MVCI
     FL              MVCI
     GA              MVCI
     KY              MVCI One


     Corporation :   Marriott Resorts Hospitality Corporation

     State            Assumed Name
     MA              MVCI
     MD              MVCI
     MN              MVCI
     NC              MVCI
     NH              MVCI
     NJ              MVCI
     NV              MVCI
     OH              MVCI
     OR              MVCI
     SC              MVCI
     TX              MVCI
     UT              MVCI
     VA
                     MVCI
     VA              Tidewater's Sweets and Sundries
     WA              MVCI
     Corporation :   Marriott Resorts Sales Company, Inc.

     State

                      Assumed Name
     CO              Marriott Vacation Club International (MVCI)
     Corporation :   Marriott Resorts, Travel Company, Inc.

     State            Assumed Name
     CA              Marriott Vacation Club International (MVCI)
     FL
                     MVCI
     GA              MVCI
     KY              MVCI Two
     MD              MVCI
     MN              MVCI
     NC              MVCI
     NH              MVCI
     NJ              MVCI
     NV              MVCI
     OH              MVCI
     OR              MVCI
     SC              MVCI
     TX              MVCI
     UT              MVCI
     VA              MVCI

     Corporation :   Marriott Senior Living Services, Inc.

     State            Assumed Name
     AZ              Brighton Gardens
     CA              Brighton Gardens
     CA              Brighton Gardens Carlsbad
     CA
                     Brighton Gardens Carmel Valley
     CA              Brighton Gardens of Yorba Linda
     CA              Marriott's MapleRidge of Hemet
     CA              Marriott's MapleRidge of Laguna Creek
     CA              Villa Valencia
     CT              Brighton Gardens of Stamford
     CT              Edgehill/Continuing Care Retirement Community of Greater
                     Stamford, Inc.
     FL              Brighton Gardens (in Boynton Beach, Port Saint Lucie)
     FL              Brighton Gardens by Marriott of Maitland


     Corporation :   Marriott Senior Living Services, Inc.

     State            Assumed Name
     FL              Brighton Gardens by Marriott of Venice
     FL              Brighton Gardens by Marriott of West Palm Beach
     FL              Brighton Gardens of Boca Raton
     FL              Brighton Gardens of Boynton Beach
     FL              Brighton Gardens of Naples
     FL              Calusa Harbour  (in Ft. Meyer)
     FL              Marriott Home Health Services
     FL              Stratford Court  (in Boca Raton, Palm Harbour)
     FL              The Horizon Club (in Deerfield)
     GA              Brighton Gardens of Buckhead
     IL              Brighton Gardens by Marriott of Prospect Heights and Burr
                     Ridge

     NC              Brighton Gardens of Raleigh
     NC
                     Brighton Gardens of Winston-Salem
     NJ              Brighton Gardens of Edison
     NJ              Brighton Gardens of Middletown
     PA              The Quadrangle  (in Pennsylvania)
     TN              Brighton Gardens of Brentwood
     TX              Brighton Gardens by Marriott of Austin
     TX              Brighton Gardens by Marriott of San Antonio & Bexar County
     TX              Brighton Gardens by Marriott of Tanglewood
     TX              Brighton Gardens, (in Dallas County)
     VA              Belvoir Woods Health Care Center
     VA              Brighton Gardens (in Virginia Beach)
     VA              The Colonnades
     VA              The Fairfax

     Corporation :   National Guest Homes,  LLC

     State            Assumed Name
     TX              HGH Assisted Living

     Corporation :   Renaissance Hotel Operating Company

     State            Assumed Name
     MA              Renaissance Bedford Hotel

     Corporation :   Residence Inn by Marriott, Inc.

     State            Assumed Name
     AZ              Phoenix Airport-Tempe RI, Scottsdale RI, Flagstaff RI
     AZ              Tucson RI
     CA
     CA              Anaheim RI, Fountain Valley RI, Irvine RI, Placentia RI,
                     Costa Mesa RI
     CA              Bakersfield RI
     CA              Beverly Hills RI
     CA              Costa Mesa RI, Silicon Valley I & II RI, San Jose RI,
                     Mountain View RI
     CA              Fremont RI
     CA
                     LaJolla RI, Rancho Bernardo RI, Kearney Mesa RI
     CA              Long Beach RI, Arcadia RI, Manhattan Beach RI, Torrance RI
     CA              Pleasant Hills RI, San Ramon RI
     CA              Sacramento-Natomas RI
     CA              San Mateo RI
     CO              Colorado Springs RI, Denver Downtown RI, Boulder RI,
                     Denver South RI


     Corporation :   Residence Inn by Marriott, Inc.

     State            Assumed Name
     DE              Wilmington RI
     FL              Boca Raton RI, Lake Buena Vista RI, Pensacola RI
     FL              Jacksonville RI
     FL              St. Petersburg RI
     GA              Atlanta Midtown RI, Atlanta Alpharetta RI, Atlanta Airport

                     RI, Atlanta Buckhead RI
     GA              Atlanta Perimeter Mall RI
     IL              Chicago O'Hare RI, Deerfield-Chicago RI, Chicago Downtown
                     RI, Chicago Lombard RI
     IN              Fort Wayne RI
     IN              Indianapolis North RI
     KY              Louisville RI, Lexington RI
     LA              Bossier City RI
     MA              Boston Tewksbury RI, Meriden RI, Boston Westborough RI,
                     Danvers RI
     MA
                     Cambridge Residence Inn by Marriott
     MD              Annapolis RI, Bethesda RI
     MI              East Lansing RI, Dearborn RI, Ann Arbor RI, Troy Central
                     RI
     MI              Troy South RI, Southfield Michigan RI, Warren RI, Grand
                     Rapids RI, Kalamazoo RI
     MN              Eden Prairie RI
     MO              St. Louis Chesterfield RI, St. Louis Galleria RI, St.
                     Louis Westport RI
     NC              Charlotte North RI
     NC              Durham RI, Greensboro RI
     NC              Raleigh RI,
     NC              Winston-Salem RI
     NE              Omaha Central RI
     NM              Santa Fe RI, Albuquerque RI
     NV              Las Vegas Hughes Center
     NV              Las Vegas RI
     NY              East Syracuse RI
     OH              Akron RI, Blue Ash RI, Cincinnati North RI, Columbus East
                     & North  RI
     OH
                     Dayton North & South RI, Dublin Ohio RI, Toledo RI
     OK              Oklahoma City RI
     PA              Willow Grove RI, Philadelphia Airport RI, Greentree RI,
                     Berwyn RI
     SC              Columbia RI
     TN              Maryland Farms RI, Memphis RI
     TX              Dallas Central Expressway RI, Dallas Market Center RI,
                     Houston Astrodome RI, Houston Clear Lake RI
     TX              Houston Southwest RI, Las Colinas RI, Lubbock RI, Tyler RI
     TX              San Antonio Residence Inn by Marriott (Bexar, Travis
                     Counties)
     VA              Herndon RI
     WA              Residence Inn Redmon
     WI              Green Bay RI

     Corporation :   The Ritz-Carlton Hotel Company, L.L.C.

     State            Assumed Name
     DC              The Fairfax Club (see remarks)
     VA              The Ritz-Carlton, Tysons Corner

     MARRIOTT INTERNATIONAL, INC.
     NON-U.S. SUBSIDIARIES

     Country: Argentina
     ------------------
           Marriott Argentina S.A.

     Country :  Aruba
     ----------------
           Marriott Vacation Club International of Aruba, N.V.
           Marriott Aruba N.V.
           Marriott Resorts Hospitality of Aruba N.V.
           Plant Hotel N.V.
           Marriott International Service Ltd.

     Country :  Australia
     --------------------
           Mirmar Hotels Pty Limited

     Country :  Austria
     ------------------
           Marriott Hotel Betriebsgesellschaft, GmbH

     Country :  Bahamas
     ------------------
           Marriott Ownership Resorts (Bahamas) Limited
           Marriott Resorts Hospitality (Bahamas) Limited

     Country: Barbados
     -----------------
           Marriott Foreign Sales Corporation

     Country :  Bermuda
     ------------------
           Marriott International Services, Ltd.
           Crest Management Services, Limited
           CL International Insurance Company Ltd.
           Marriott International Lodging Ltd.
           Renaissance International Lodging Ltd.
           Ramada International Lodging Ltd.

     Country: Brazil
     ---------------
           Renaissance de Brasil Hoteleria

     Country :  British Virgin Islands
     ---------------------------------
           Ramasia International Limited Ltd.

     Country:  Canada
     ----------------
           Marriott Lodging (Canada) Ltd.
           Renaissance Hotels Canada Limited
           Marriott Hotels of Canada Ltd.
           MCL Hotel Corporation
           Toronto Realty Airport Hotel, Ltd.
           Toronto Hotel Land Holding Ltd.

     Country: Cayman Islands
     -----------------------
           Renaissance Caribbean Ltd.

     Country :  Chile
     ----------------
           MORI Chile S.A.
           Marriott Chile S.A.
           Marriott Inversiones y Servicios Limitada
           Hotelera Cincuenta y Siete Cuarenta y Uno, S.A.

     Country :  China - Hong Kong
     ----------------------------
           Marriott Asia Pacific Management Limited

     Country: France
     ---------------
           Renaissance France SARL
           Marriott de Gestion Hoteliere SNC

     Country :  Germany
     ------------------
           Muenchen Marriott Hotelmanagement GmBH
           Frankfurt Marriott Hotelmanagement GmBH
           Bremen Marriott Hotelmanagement GmBH
           Leipzig Marriott Hotelmanagement GmbH
           Marriott Hotel Holding GmbH
           Hamburg Marriott Hotelmanagement GmbH
           Middle Ring Properties GMBH Hotelbetriebsgesellschaft
           MVCI Holidays GmbH
           The Ritz-Carlton Hotel Company of Germany, GmbH

     Country :  Greece
     -----------------
           Oceanic Special Shipping Company Incorporated
           Greek Line Special Shipping Company Incorporated
           Marriott Hotels Hellas, S.A.

     Country :  Hong Kong
     --------------------
           Renaissance Management Hong Kong Limited
           Marriott Hong Kong Limited
           The Ritz-Carlton Limited
           Marriott Properties (International) Limited
           Ramada Pacific Limited
           Marriott Asia Pacific Ltd.

     Country :  India, Bombay
     ------------------------
           Marriott Hotels India Private Limited

     Country :  Italy
           MVCI Holidays S.r.l.

     Country :  Japan
     ----------------
           Tokyo Convention Hotel Co., Ltd.
           The Ritz-Carlton Japan, Inc.

     Country: Luxembourg
     -------------------
           Marriott International Licensing Company S.A.R.L.
           International Hotel Licensing Company S.A.R.L.

     Country :  Mexico
     -----------------
           ElCrisa, S.A. de C.V.
           Servimarr, S.A. de C.V.
           Polserv, S.A. de C.V.
           Marriott Mexicana S.A. de C.V.
           Marriott Hotels, S.A. de C.V.
           Operadora Marriott, S.A. de C.V.
           Promociones Marriott, S.A. de C.V.
           Empresas Turisticas Cemex-Marriott, S.A. de C.V.
           The Ritz-Carlton Hotel Company of Mexico, S.A. de C.V.
           R.C. Management Company of Mexico, S.A. de C.V.

  Country :  Netherlands
  ----------------------
           Marriott RHG Acquisition B.V.
           Renaissance Hotel Group N.V.
           Renaissance Management B.V.
           Marriott European Venture B.V.
           Marriott Hotels of Amsterdam B.V.
           Diplomat Properties B.V.
           Chester Eaton Properties B.V.
           Marriott International Holding Company B.V.
           Marriott Hotels International B.V.
           Renaissance Hotels International B.V.
           Ramada Hotels International B.V.
           Marriott International Finance Company B.V.

     Country: Netherlands Antilles
     -----------------------------
           Marriott International Lodging N.V.
           Renaissance International Lodging N.V.
           Ramada International Lodging N.V.

     Country :  New Zealand
     ----------------------
           Ramada Inns Limited

     Country :  Panama
     -----------------
           Panmar Construction Services, Inc. (Inactive)

     Country :  Poland
     -----------------
           LIM Joint Venture Ltd.

     Country :  Samoa, Western
     -------------------------
           Marriott Hotels Western Samoa Limited

     Country :  Singapore
     --------------------
           Marriott Hotels Singapore Pte Ltd
           The Ritz-Carlton Hotel Company of Singapore PTE LTD

     Country :  Spain
     ----------------
           MVCI Espana, S.L.
           Marriott Hotels, S.L.
           MVCI Holidays, S.L.
           MVCI Mallorca, S.L.
           MVCI Management, S.L.
           R-C Spain, S.L.

     Country :  Switzerland
     ----------------------
           Marriott (Schweiz) GmbH
           Marriott (Switzerland) Liability Ltd.

     Country :  The U.S. Virgin Islands
     ----------------------------------
           Ramada Island, Inc. (dissolved)

     Country :  United Kingdom
     -------------------------
           MVCI Management (Europe) Limited
           Marriott Hotels, Ltd.
           Marriott Restaurants Limited
           Marriott Hotels and Catering (Holdings) Limited
           Consolidated Supplies Limited
           Adachi Marriott European Partnership
           Lomar Hotel Company Ltd.
           Marriott Catering Limited
           MVCI Europe Limited
           Cheshunt Hotel Limited
           Marriott Hotels (Reading) Limited
           Marriott In-Flite Services Limited
           The Ritz-Carlton Hotel Limited